Exhibit 10.10

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This Patent and Technology License Agreement (“AGREEMENT”) is made on this 10th day of November, 2015, by and between THE BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of SYSTEM, and Codiak Biosciences, Inc., a Delaware corporation having a principal place of business located at 999 Third Avenue, Suite 3400, Seattle, WA 98104, and formerly known as Kodiak Biotechnologies, Inc. (“LICENSEE”). NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

RECITALS

A.	BOARD owns or co-owns certain PATENT RIGHTS and TECHNOLOGY RIGHTS related to LICENSED SUBJECT MATTER developed at UTMDACC.

B.

BOARD, on behalf of UTMDACC, is a party to that certain Inter-Institutional Sharing Agreement with Beth Israel Deaconess Medical Center (“BIDMC”), effective September 21, 2015 (the “IIA”), pursuant to which UTMDACC has the sole responsibility for negotiating and executing license agreements on behalf of BOARD and BIDMC with respect to their respective rights in the technology described in UTMDACC invention disclosure report [***] listed in Exhibit I.

C.

UTMDACC is a grantee of funds from The Cancer Prevention & Research Institute of Texas for a portion of the research for certain of the LICENSED SUBJECT MATTER. As set forth in more detail in Article I below, this AGREEMENT is subject to the terms of UTMDACC’s grant contract with The Cancer Prevention & Research Institute of Texas (“CPRIT”).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

D.

BOARD, through UTMDACC, desires to have the LICENSED SUBJECT MATTER developed in the LICENSED FIELD and used for the benefit of LICENSEE, BOARD, SYSTEM, UTMDACC, the inventor(s), and the public as outlined in BOARD’s Intellectual Property Policy.

E.	LICENSEE wishes to obtain a license from BOARD to practice LICENSED SUBJECT MATTER.

I. CPRIT

1.1	Notwithstanding anything to the contrary in this AGREEMENT, LICENSEE acknowledges and agrees that:

(a)	CPRIT is funding or has funded research and development of a portion of LICENSED SUBJECT MATTER.

(b)

This AGREEMENT is subject to CPRIT’s licenses, interests and other rights under the CPRIT contract set forth in Exhibit II (together with all attachments, addenda, exhibits, and amendments or modifications thereto, the “CPRIT Contract”), including without limitation all rights reserved by UTMDACC pursuant to Section D2.01 thereof, and any applicable law or regulation. Without limiting the foregoing, the CPRIT Contract grants rights to CPRIT regarding participation in patent prosecution and commercialization and the right to receive title to project results under certain circumstances.

(c)

UTMDACC reserves all rights that UTMDACC may require for compliance with the CPRIT grant, including without limitation the right to grant other licenses as set forth in Part 2 of Attachment D of the CPRIT Contract (e.g., the grants to CPRIT and non-profit organizations for education, research, and non-commercial purposes as set forth in D2.02 and D2.03 of Attachment D).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(d)

To the extent that there is a conflict between the terms of this AGREEMENT and the terms of the CPRIT Contract or any applicable law or regulation, the terms of the CPRIT Contract or the law or regulation shall prevail.

(e)

LICENSEE shall report to UTMDACC such information as is required for UTMDACC to fully comply with the terms of the CPRIT Contract, including without limitation the reporting obligations set forth in Attachment E thereof, and to allow UTMDACC to make the grants specified in Sections D2.02 and D2.03 of the CPRIT Contract.

(f)

LICENSEE shall comply with all applicable obligations, requirements, terms and conditions set forth in the CPRIT Contract and shall cooperate with UTMDACC regarding any matters related to compliance with the CPRIT Contract.

(g)	LICENSEE shall not disclose the CPRIT Contract without the written permission of UTMDACC.

(h)	LICENSEE shall not issue any press releases relating to work funded by CPRIT without UTMDACC’s or CPRIT’s advance written consent.

II. EFFECTIVE DATE

2.1	This AGREEMENT is effective as of the date written above (“EFFECTIVE DATE”) which is the date fully executed by all parties.

III. DEFINITIONS

As used in this AGREEMENT, the following terms have the meanings indicated:

3.1

510K means (a) the Pre-Market Notification submission to the United States Food and Drug Administration (“FDA”) in accordance with 21 CFR Part 807, Subpart E, or any future revisions or substitutes thereof, in order to obtain clearance to market a medical device in the United States; or (b) an equivalent foreign filing in any jurisdiction other than the United States. For clarification and for purposes of this AGREEMENT, 51 OK includes, without limitation, the submission of any application for, or the making of a declaration for, or the use of, a CE Mark for commercialization of a Class I device in the European Union.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.2

AFFILIATE means, with respect to any PERSON, any PERSON that CONTROLS, is CONTROLLED by, or is under common CONTROL with such first PERSON. Notwithstanding the foregoing, any stockholder of LICENSEE (which stockholder is a venture capital fund, venture capital operating company, private equity fund, other investment fund or individual), and any portfolio company of any such stockholder (or of any other entity that shares the same management company or investment advisor with the stockholder), shall not be deemed to CONTROL or to be under common CONTROL with LICENSEE and is not an AFFILIATE of LICENSEE for any purposes under this Agreement.

3.3

CONTROL, including the correlative terms “CONTROLS,” “CONTROLLED by,” and “under common CONTROL with,” means (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a PERSON or (b) the ownership, directly or indirectly, fifty percent (50%) or more of the outstanding securities or other ownership interest of such PERSON.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.4	CORPORATE TRANSACTION means

(a)

a transaction whereby any person, corporation, partnership, syndicate, trust, estate or other group acting with a view to the acquisition, holding or disposition of securities of LICENSEE, (i) becomes, directly or indirectly, the beneficial owner (“Beneficial Owner”), as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of securities of LICENSEE representing fifty percent (50%) or more of the voting power of all securities, of LICENSEE having the right under ordinary circumstances to vote at an election of the Board of Directors (“Voting Securities”), other than by reason of the acquisition of securities of LICENSEE by LICENSEE or any of the subsidiaries of LICENSEE (its “Subsidiaries”) or any employee benefit plan of LICENSEE or any of its Subsidiaries, or (ii) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of LICENSEE, whether through the ownership of Voting Securities, by contract, or otherwise;

(b)	the consummation of a reorganization, merger, consolidation, or similar transaction involving LICENSEE, unless

(i)

the stockholders of LICENSEE, immediately prior to the reorganization, merger, consolidation, or similar transaction involving LICENSEE, beneficially own, immediately after the reorganization, merger, consolidation, or similar transaction, shares entitling such stockholders to fifty percent (50.0%) or more of the voting power of all securities of the corporation or entity surviving such reorganization, merger, consolidation, or similar transaction, or having the right under ordinary circumstances to vote at an election of the Board of Directors in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation, or similar transaction, of Voting Securities of LICENSEE; or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(ii)

no person, corporation, partnership, syndicate, trust, estate or other group beneficially owns, directly or indirectly, fifty percent (50%) or more of the voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation, or similar transaction involving LICENSEE, except to the extent that such ownership existed prior to such reorganization, merger, or consolidation or similar transaction;

(c)	the consummation of a sale or other disposition of all or substantially all of the assets of LICENSEE to a bona-fide unrelated third party; or

(d)	the date of approval of the stockholders of LICENSEE of a plan to complete the liquidation of LICENSEE, with the necessary approval required under the General Corporation Law of the State of Delaware.

3.5	DIAGNOSTICS BUSINESS means that portion of LICENSEE’s business and assets used for the development, testing, and commercialization of DIAGNOSTIC PRODUCTS.

3.6

DIAGNOSTIC PRODUCT means any product or service for the diagnosis of a disease, condition, or state, or ascertaining the presence or absence of any exosome, DNA, protein, or a fragment or sequence of any of the foregoing, in the LICENSED FIELD and comprising or using LICENSED SUBJECT MATTER.

3.7

DIAGNOSTIC PRODUCT ROYALTY TERM means, with respect to a particular DIAGNOSTIC PRODUCT, the period that commences with the first SALE of such DIAGNOSTIC PRODUCT and continues on a country-by-country and DIAGNOSTIC PRODUCT-by- DIAGNOSTIC PRODUCT basis until the last to occur of the following:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(a) the date is the [***] anniversary of such first SALE of that particular DIAGNOSTIC PRODUCT in such particular country of SALE; or (b) the date of the expiration, cancellation, withdrawal, and/or abandonment of all VALID CLAIMS that would be infringed by the use, composition, sale, manufacture, or importation of such DIAGNOSTIC PRODUCT in such country or jurisdiction of SALE. For clarity, (i) if a DIAGNOSTIC PRODUCT is not covered by a VALID CLAIM at the time of the first SALE of such DIAGNOSTIC PRODUCT, but a VALID CLAIM is subsequently filed or issues which covers such DIAGNOSTIC PRODUCT, then the DIAGNOSTIC PRODUCT ROYALTY TERM shall extend until the last to occur of (a) or (b) above; and (ii) if all VALID CLAIMS covering a DIAGNOSTIC PRODUCT have expired or been abandoned, but a VALID CLAIM covering the DIAGNOSTIC PRODUCT is revived following abandonment, then the DIAGNOSTIC PRODUCT ROYALTY TERM shall not expire earlier than the expiration of all such revived VALID CLAIMS.

3.8	FUTURE UTMDACC EXOSOME TECHNOLOGY means any invention that:

(a)

either (1) involves the use of exosomes (nano-vesicles secreted or released by cells) for diagnostic or therapeutic purposes, or (2) is an “Invention” made in the performance of the SPONSORED RESEARCH AGREEMENT, as “Invention” is more specifically defined in the SPONSORED RESEARCH AGREEMENT;

(b)

is conceived and reduced to practice: (1) solely by [***] or solely by [***] and those working under his direction and control, and while all such individuals were employed, at UTMDACC and while all were working solely at [***] laboratories at UTMDACC; or (2) jointly by LICENSEE employees and the foregoing individuals (during such foregoing individuals’ employment at UTMDACC and while such foregoing individuals were working solely at [***] laboratories at UTMDACC);

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(c)	is conceived and reduced to practice prior to [***];

(d)	is solely owned by BOARD, or solely owned jointly by BOARD and LICENSEE;

(e)

is not, under any agreement, applicable law, statute or regulation: (1) obligated, in whole or in part, to a third party; or (2) subject to restrictions, limitations, terms or conditions such that BOARD’s rights in the invention cannot be disclosed or exclusively licensed to LICENSEE worldwide (in the field of “any and all human and animal therapeutic, prophylactic and diagnostic uses”) without the consent of the third party; and

(f)	is disclosed in writing to UTMDACC’s Office of Technology Commercialization.

3.9	LICENSED FIELD means any and all human and animal therapeutic, prophylactic, and diagnostic uses.

3.10	LICENSED PRODUCT(S) means DIAGNOSTIC PRODUCT(S) and/or THERAPEUTIC PRODUCTS.

3.11	LICENSED SUBJECT MATTER means inventions and discoveries covered by PATENT RIGHTS or TECHNOLOGY RIGHTS within LICENSED FIELD.

3.12	LICENSED TERRITORY means worldwide.

3.13

NET SALES means, with respect to a LICENSED PRODUCT(S), the aggregate gross invoiced sales prices from SALES of all units of such LICENSED PRODUCT(S) sold by LICENSEE, its AFFILIATES and sublicensees (each, for purposes of this definition, a “Seller”) after deducting, if not previously deducted, from the amount invoiced or received:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***]

The definition and method of calculation of NET SALES shall also include the following:

[***]

For purposes of this definition, “Combination Product” means a product that includes a device for delivery or at least one active ingredient other than a LICENSED PRODUCT(S).

3.14

PATENT RIGHTS means BOARD’s and BIDMC’s rights in (i) the information or discoveries described in invention disclosures, or claimed in any patents and/or patent applications, whether domestic or foreign, as identified in Exhibit I attached hereto, (ii) patent applications listed in Exhibit I, (iii) all divisionals, requests for continuation, continuations, continuations-in-part (to the extent the claims of such continuations-in-part are entitled to claim priority to the patent applications identified in Exhibit I), divisionals and renewals of the patent applications identified in Exhibit I, (iv) all patents issuing from any of the patent applications identified in Exhibit I, including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, reissues, patents and patent claims maintained after post grant examination (including inter partes review, post grant review or opposition proceeding) and patents of addition (to the extent such patents of addition claim subject matter disclosed in the IDRs, patents, and patent applications listed in Exhibit I); and (v) all equivalents of the foregoing in any country of the LICENSED TERRITORY.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.15	PERSON means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a governmental entity or any other entity or body.

3.16

PHASE I CLINICAL TRIAL means: (a) that portion of the U.S. Food & Drug Administration (“FDA”) submission and approval process which provides for the first introduction into humans of a product with the purpose of determining human toxicity, metabolism, absorption, elimination and other pharmacological action, as more fully defined by the rules and regulations of the FDA, including 21 C.F.R. § 312.21(a) or any future revisions or substitutes therefor; or (b) a similar clinical trial in any national jurisdiction other than the United States.

3.17

PHASE II CLINICAL TRIAL means: (a) that portion of the FDA submission and approval process which provides for early controlled clinical studies conducted to obtain preliminary data on the effectiveness of a product for a particular indication, as more specifically defined by the rules and regulations of the FDA, including 21 C.F.R. § 312.21(b) or any future revisions or substitutes therefor; or (b) a similar clinical trial in any national jurisdiction other than the United States.

3.18

PHASE III CLINICAL TRIAL means: (a) that portion of the FDA submission and approval process in which expanded clinical trials are conducted to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a product, as more specifically defined by the rules and regulations of the FDA, including 21 C.F.R. § 312.21(c) or any future revisions or substitutes therefor; or (b) a similar clinical trial in any national jurisdiction other than the United States.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.19

PMA means (a) the premarket approval application submitted to the FDA in accordance with 21 CFR Part 814, or any future revisions or substitutes thereof, in order to obtain approval to market a medical device in the United States; or (b) an equivalent foreign filing in any jurisdiction other than the United States. For clarification and for purposes of this AGREEMENT, PMA includes, without limitation, the submission of any application for, or the making of a declaration for, or the use of, a CE Mark for commercialization of a Class IIa, IIb, or III device in the European Union.

3.20

PREFERRED STOCK means the equity securities of LICENSEE that have been designated in its Certificate of Incorporation, as amended, modified or restated from time to time, as Preferred Stock of LICENSEE.

3.21	PURCHASE AGREEMENT means that certain Series A and Series B Preferred Stock Purchase Agreement of even date herewith by and between LICENSEE and the purchasers under the PURCHASE AGREEMENT.

3.22

REGULATORY APPROVAL means (a) the approval required by the FDA to begin selling a LICENSED PRODUCT in the U.S.; or (b) the approval by an equivalent regulatory agency in any national jurisdiction other than the United States to begin selling a LICENSED PRODUCT in such jurisdiction, including without limitation the approval or use of a CE Mark for commercialization in the European Union; or (c) if no such approval is required in a particular jurisdiction, the first SALE in such jurisdiction.

3.23

SALE or SOLD means the transfer or disposition of a LICENSED PRODUCT for value to a party other than LICENSEE, an AFFILIATE, or a sublicensee (provided that such transfer is for re-sale or distribution and not for end use) or a ROYALTY-FREE PRACTITIONER. A transfer or disposition of a LICENSED PRODUCT for value between or among LICENSEE and/or its AFFILIATES and/or any sublicensees shall be a SALE if LICENSEE, AFFILIATE, or sublicensee acquires such LICENSED PRODUCT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

for end use. As used herein, “ROYALTY-FREE PRACTITIONER” means UTMDACC and the following individuals: [***] and any other UTMDACC physician who is an inventor of subject matter licensed hereunder (“PHYSICIAN INVENTORS”), and any partner or associate who practices medicine with one or more of the PHYSICIAN INVENTORS, but with respect to such partner or associate, only for such time as he/she is engaged in a bona fide medical practice with one or more of the PHYSICIAN INVENTORS.

3.24	SERIES A FINANCING ROUND means the equity round of financing in which the LICENSEE, as the issuer, issues the first series of Preferred Stock of LICENSEE.

3.25	SPONSORED RESEARCH AGREEMENT or SRA means that certain sponsored research agreement between UTMDACC and LICENSEE executed on or about the date of this AGREEMENT for research related to exosomes.

3.26

SUBLICENSING CONSIDERATION means cash consideration received by LICENSEE from any sublicensee pursuant to Sections 4.3 and 4.4 hereinbelow, including but not limited to, up-front payments, marketing, distribution, franchise, option, license, or documentation fees, and bonus and milestone payments; provided, however, that SUBLICENSING CONSIDERATION shall not include: (a) royalties received by LICENSEE for a SALE (but such exclusion applying only to the extent that UTMDACC has received its running royalty for such SALE pursuant to Section 5.1(d) hereof); (b) funds consistent with then-prevailing, commercially reasonable labor and material rates paid by a sublicensee for research and/or development to be performed by LICENSEE in connection with LICENSED SUBJECT MATTER if (I) the respective sublicense agreement expressly states that such funds are for research to be performed by

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

LICENSEE after the actual date of signatory execution of the sublicense agreement, and (II) LICENSEE does in fact perform such research and/or development after execution of, and in accordance with, the sublicense agreement; or (c) funds received by LICENSEE from a third party for an equity investment in LICENSEE that is reported by both LICENSEE and such third party on their books and records as an equity investment. For the avoidance of doubt: (a) LICENSEE shall not deduct from SUBLICENSING CONSIDERATION (X) any amounts received from a sublicensee as reimbursement or recoupment of research expenses incurred by LICENSEE before the actual date of signatory execution of the sublicense agreement, (Y) any amounts described as overhead or indirect costs for research described in subparts (I) and (II) above that are in excess of [***] of the direct costs (meaning, the costs of (i) salaries and benefits of employees engaged in performing such research, (ii) supplies and materials used in the performance of such research, (iii) out-of-pocket expenses incurred in the performance of such research, including the cost to engage consultants and services providers) of performing such research, or (Z) any payments by a sublicensee for LICENSEE’s achievement of research milestones or similar milestone events. Notwithstanding the foregoing, in the event that LICENSEE makes a Milestone Payment for a particular Milestone Event set forth in Section 5.1(e) hereof, and LICENSEE receives from a sublicensee a payment in connection with the achievement of the same event as triggered such payment under Section 5.1(e) hereof, then SUBLICENSING CONSIDERATION shall exclude payments received by LICENSEE from such sublicensee for achievement of such event, provided in any event that UTMDACC shall receive the Milestone Payment set forth in Section 5.1(e) for such Milestone Event. For the avoidance of doubt, nothing in this Section shall be construed as relieving LICENSEE of its obligation to pay the running royalty set forth in Section 5.1(d).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.27

TECHNOLOGY RIGHTS means (a) BOARD’s respective rights in any technical information, know-how, processes, procedures, compositions, devices, methods, formulae, protocols, techniques, software, designs, drawings or data created by the inventor(s) listed in Exhibit I at UTMDACC before the EFFECTIVE DATE, which are not claimed in PATENT RIGHTS but that are necessary for practicing PATENT RIGHTS, and (b) with respect to UTMDACC invention disclosure report [***] only, BIDMC’s respective rights in any unpatented technical information, know-how, processes, procedures, compositions, devices, methods, formulae, protocols, techniques, software, designs, drawings or data created by the inventors listed in Exhibit I for [***] while at BIDMC which are not claimed in patents or patent applications under PATENT RIGHTS but that are deemed necessary by the inventors listed in Exhibit I for [***] for practicing subject matter claimed therein, provided that BIDMC has no conflicting obligations to third parties that will prohibit licensing thereof.

3.28	THERAPEUTIC BUSINESS means that portion of LICENSEE’s business and assets used for the development, testing, and commercialization of THERAPEUTIC PRODUCTS.

3.29	THERAPEUTIC PRODUCT means any product or service for the treatment or prevention of a disease, condition, or state in the LICENSED FIELD and comprising or using LICENSED SUBJECT MATTER.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.30

THERAPEUTIC PRODUCT ROYALTY TERM means, with respect to a particular THERAPEUTIC PRODUCT, the period that commences with the first SALE of such THERAPEUTIC PRODUCT and continues on a country-by-country and THERAPEUTIC PRODUCT-by- THERAPEUTIC PRODUCT basis until the last to occur of the following: (a) the date is the [***] anniversary of such first SALE of that particular THERAPEUTIC PRODUCT in such particular country of SALE; or (b) the date of the expiration, cancellation, withdrawal, and/or abandonment of all VALID CLAIMS that would be infringed by the use, composition, sale, manufacture, or importation of such THERAPEUTIC PRODUCT in such country or jurisdiction of SALE. For clarity, (i) if a THERAPEUTIC PRODUCT is not covered by a VALID CLAIM at the time of the first SALE of such THERAPEUTIC PRODUCT, but a VALID CLAIM is subsequently filed or issues which covers such THERAPEUTIC PRODUCT, then the THERAPEUTIC PRODUCT ROYALTY PERIOD shall extend until the last to occur of (a) or (b) above; and (ii) if all VALID CLAIMS covering a THERAPEUTIC PRODUCT have expired or been abandoned, but a VALID CLAIM covering the THERAPEUTIC PRODUCT is revived following abandonment, then the THERAPEUTIC PRODUCT ROYALTY PERIOD shall not expire earlier than the expiration of all such revived VALID CLAIMS.

3.31

VALID CLAIM means (a) a claim of an issued and unexpired patent under PATENT RIGHTS that has not been revoked or held to be invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal; or (b) a claim of a pending patent application under PATENT RIGHTS that has not been cancelled, withdrawn, or abandoned and has not been pending for more than [***] years from the earliest date from which it is entitled to claim priority. For purposes of clarification, if a claim in an application has been pending for more than [***] years from its priority date, and a patent subsequently issues containing such claim, then upon issuance of the patent, the claim shall thereafter be considered a VALID CLAIM.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IV. LICENSE

4.1	BOARD, through UTMDACC, hereby grants to LICENSEE:

(a)

a royalty-bearing, exclusive license under PATENT RIGHTS to manufacture, have manufactured, use, import, offer to sell, sell and/or have sold LICENSED PRODUCTS within LICENSED TERRITORY for use within LICENSED FIELD;

(b)

a royalty-bearing, exclusive license under BOARD’s rights in TECHNOLOGY RIGHTS (set forth in Section 3.26(a)) to manufacture, have manufactured, use, import, offer to sell, sell and/or have sold LICENSED PRODUCTS within LICENSED TERRITORY for use within LICENSED FIELD; and

(c)

a royalty-bearing, non-exclusive license under BIDMC’s rights in TECHNOLOGY RIGHTS (set forth in Section 3.26(b) to manufacture, have manufactured, use, import, offer to sell, sell and/or have sold LICENSED PRODUCTS within LICENSED TERRITORY for use within LICENSED FIELD.

The grants in this Section 4.1 are subject to Article I and Sections 15.2 and 15.3 hereinbelow, the payment by LICENSEE to UTMDACC of all consideration as provided herein, and are further subject to the following rights retained by BOARD and UTMDACC and BIDMC to:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(a)	Publish the general scientific findings from research related to LICENSED SUBJECT MATTER, subject to the terms of Article XII-Confidential Information and Publication; and

(b)

Use LICENSED SUBJECT MATTER for (i) patient care at UTMDACC and/or BIDMC facilities; provided that with respect to patient care at UTMDACC facilities, such use shall be (x) prior to the submission of the first application for REGULATORY APPROVAL of the first LICENSED PRODUCT, and (y) after the submission of the first application for REGULATORY APPROVAL of the first LICENSED PRODUCT only with the consent of LICENSEE, which consent shall not be unreasonably withheld, delayed or conditioned, (ii) research, and (iii) teaching and other academically-related purposes; and

(c)	Transfer LICENSED SUBJECT MATTER to academic or research institutions for solely non-commercial research use.

Anything herein to the contrary notwithstanding, the rights in subparts (b) and (c) retained hereunder do not include (i) any right or license (whether express or implied) under or to inventions or materials that are not developed or invented by UTMDACC or BIDMC personnel, or (ii) any right to manufacture LICENSED PRODUCTS or to sell LICENSED PRODUCTS other than for patient care at UTMDACC and/or BIDMC facilities; provided that with respect to patient care at UTMDACC facilities, such manufacture and sale shall be (x) prior to the submission of the first application for REGULATORY APPROVAL of the first LICENSED PRODUCT, and (y) after the submission of the first application for REGULATORY APPROVAL of the first LICENSED PRODUCT only with the consent of LICENSEE, which consent shall not be unreasonably withheld, delayed or conditioned.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

4.2

LICENSEE may extend the license granted herein to any AFFILIATE provided that the AFFILIATE consents in writing to be bound by this AGREEMENT to the same extent as LICENSEE. LICENSEE agrees to deliver such contract to UTMDACC within [***] calendar days following execution thereof.

4.3

LICENSEE may grant sublicenses under the rights granted to LICENSEE in Section 4.1 consistent with the terms of this AGREEMENT provided that LICENSEE is responsible for its sublicensees relevant to this AGREEMENT and for diligently collecting all amounts due LICENSEE from sublicensees. If a sublicensee pursuant hereto becomes bankrupt, insolvent or is placed in the hands of a receiver or trustee, LICENSEE, to the extent allowed under applicable law and in a timely manner, agrees to use its best reasonable efforts to collect all consideration owed to LICENSEE and to have the sublicense agreement confirmed or rejected by a court of proper jurisdiction.

4.4

LICENSEE must deliver to UTMDACC a true and correct copy of each sublicense granted by LICENSEE, and any modification or termination thereof, within [***] calendar days after execution, modification, or termination.

4.5

If this AGREEMENT is terminated pursuant to Article XIV-Term and Termination, BOARD and UTMDACC agree to accept, as successors to LICENSEE, existing sublicensees in good standing at the date of termination provided that each such sublicensee consents in writing to be bound by all of the terms and conditions of this AGREEMENT.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

4.6

UTMDACC grants to LICENSEE the first right to negotiate, on an exclusive basis for the time periods specified in this Section 4.6, a license to BOARD’s rights in FUTURE UTMDACC EXOSOME TECHNOLOGY in the LICENSED FIELD in the LICENSED TERRITORY, exercisable as follows:

(a)

Following written disclosure of a new invention that is a FUTURE UTMDACC EXOSOME TECHNOLOGY to UTMDACC’s Office of Technology Commercialization (“OTC”), OTC shall promptly (within [***] days) disclose such new invention to LICENSEE.

(b)

If LICENSEE is interested in licensing such new invention, LICENSEE will promptly (within [***] days) notify UTMDACC in writing of its interest in negotiating a license for such invention. Thereafter, LICENSEE and UTMDACC agree to negotiate in good faith, for a period of [***] days from the date of disclosure of the new invention to LICENSEE, the terms of a license to LICENSEE to such new invention.

(c)

Each license to a new invention shall include financial terms relating to royalties and milestones to be paid by LICENSEE upon further commercial development. Each license shall contain terms and conditions consistent with UTMDACC’s standard license agreement, including, but not limited to the following provisions: payment of all past and future costs incurred by UTMDACC associated with the prosecution and maintenance of patents and patent applications directed to the invention, LICENSEE’s right to grant sublicenses, UTMDACC’s right to share in sublicense consideration, a commitment by LICENSEE to exert commercially reasonable efforts to introduce licensed products into public use as rapidly as

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

practicable, the right of UTMDACC to terminate the license agreement should LICENSEE not meet negotiated milestones, a commitment by LICENSEE to maintain the confidentiality of any unpublished applications relating to the licensed technology, and indemnity and insurance provisions satisfactory to UTMDACC. Additionally, any license will include a reservation of rights for UTMDACC and BOARD to use the licensed technology for patient care, research, teaching, and other academically-related purposes. Notwithstanding anything herein to the contrary, this option shall only require the parties to negotiate in good faith to attempt to enter into a license, and shall not require either party to enter into such a license unless the terms and conditions for such license are satisfactory to such party in its sole discretion.

(d)

If a license agreement to such new invention has not been executed within [***] days of OTC’s disclosure of such new invention to LICENSEE, then LICENSEE’s option shall be deemed terminated with respect to such new invention and UTMDACC shall be free to enter into an exclusive or nonexclusive license to such new invention with any other entity, with no further obligation to LICENSEE.

UTMDACC warrants that, until the first to occur of (i) [***], or (ii) the date of the dissolution of Codiak Biosciences, Inc., UTMDACC will not endeavor to assist in the formation of a competitor company, based on UTMDACC’s exosome technology as of the EFFECTIVE DATE or FUTURE UTMDACC EXOSOME TECHNOLOGY, without first offering such technology for license by LICENSEE under the [***] day option as described above.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

V. CONSIDERATION, PAYMENTS AND REPORTS

5.1	In consideration of rights granted by BOARD to LICENSEE under this AGREEMENT, LICENSEE agrees to pay and issue to UTMDACC the following:

(a)

Patent expenses (if any) as set forth in Section 7.2, with UTMDACC sending an invoice to LICENSEE to be reimbursed for such expenses on a quarterly basis. The invoiced amounts will be due and payable by LICENSEE within [***] calendar days of invoice; and

(b)

A nonrefundable license fee, paid in the form of Five Million (5,000,000) shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) and one (I) share of Class F Common Stock, par value $0.0001 per share (“Class F Common Stock,” and together with the Class A Common Stock, the “Common Stock”); such shares of Common Stock having been issued by LICENSEE to UTMDACC and/or its designee(s) (with such allocation between UTMDACC and its designee(s) being determined by UTMDACC, and disclosed by UTMDACC to LICENSEE), to be issued in connection with the execution of this Agreement; and

(c)	[Intentionally Deleted]; and

(d)	Running royalties as follows:

(i) DIAGNOSTIC PRODUCTS. During the respective DIAGNOSTIC PRODUCT ROYALTY TERM, LICENSEE shall pay UTMDACC a running royalty of [***] of NET SALES of DIAGNOSTIC PRODUCTS, which rate cannot be reduced in the event LICENSEE requires a third party fee or royalty-bearing license in order to commercialize such products. In the event that at least one U.S. patent that

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

covers a DIAGNOSTIC PRODUCT has issued, and subsequently all U.S. patents covering such DIAGNOSTIC PRODUCT have expired (so that such DIAGNOSTIC PRODUCT is only covered by TECHNOLOGY RIGHTS), then the running royalty rate payable on NET SALES of such DIAGNOSTIC PRODUCT that are sold in the U.S. after expiration of all U.S. patents covering the DIAGNOSTIC PRODUCT shall be reduced to [***] during the balance of the applicable DIAGNOSTIC PRODUCT ROYALTY TERM. In the event that a DIAGNOSTIC PRODUCT is not covered by a VALID CLAIM in the country of SALE at the time of the SALE, then the running royalty shall be [***] of NET SALES of such DIAGNOSTIC PRODUCT not covered by a VALID CLAIM for SALES in such country.

(ii) THERAPEUTIC PRODUCTS. During the respective THERAPEUTIC PRODUCT ROYALTY TERM, LICENSEE shall pay UTMDACC a running royalty of [***] of NET SALES of THERAPEUTIC PRODUCTS. To the extent that LICENSEE makes a good faith determination that it is required to obtain a license from a third party in order to sell THERAPEUTIC PRODUCTS in a particular jurisdiction or jurisdictions, then [***] of the royalties payable and actually paid to such third party for sales of such THERAPEUTIC PRODUCTS in such jurisdiction(s) may be deducted from royalties otherwise payable to UTMDACC in such jurisdiction(s), provided that in no event shall the royalties payable to UTMDACC in any quarterly period

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

be reduced to less than [***] of NET SALES of such THERAPEUTIC PRODUCTS in such jurisdiction(s). In the event that at least one U.S. patent that covers a THERAPEUTIC PRODUCT has issued, and all U.S. patents covering such THERAPEUTIC PRODUCT have expired (so that such THERAPEUTIC PRODUCT is only covered by TECHNOLOGY RIGHTS), then the running royalty rate payable on NET SALES of such THERAPEUTIC PRODUCT that are sold in the U.S. after expiration of all U.S. patents covering the THERAPEUTIC PRODUCT shall be reduced to [***] during the balance of the applicable THERAPEUTIC PRODUCT ROYALTY TERM. In the event that a THERAPEUTIC PRODUCT is not covered by a VALID CLAIM in the country of SALE at the time of the SALE, then the running royalty shall be [***] of NET SALES of such THERAPEUTIC PRODUCT not covered by a VALID CLAIM for SALES in such country. In no event shall the running royalty on NET SALES of a THERAPEUTIC PRODUCT be less than [***] of NET SALES of such THERAPEUTIC PRODUCT; and

(e)	Payments for the achievement of milestones as follows:

(i)

Milestones. The following one-time payments (“Milestone Payments”) shall be due for each specified milestone (“Milestone Event”) that has been achieved, whether such Milestone Event has been achieved by LICENSEE, a sublicensee, or an AFFILIATE of LICENSEE or the sublicensee:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

No.	Milestone Event	Milestone Payment
DIAGNOSTIC PRODUCTS
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
THERAPEUTIC PRODUCTS
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]

(ii)

Form of Milestone Payment. Except as set forth herein, all Milestone Payments shall be in cash. Subject to the occurrence of a Corporate Transaction as described in the last section of this Section 5.1 (e)(ii), LICENSEE may elect in its sole discretion to pay Milestone Payments for Milestone Events 1, 2, 4, 6, 7, and/or 8, as set forth above, (A) entirely in cash or (B) by the issuance of shares of (I) Common Stock in LICENSEE, if LICENSEE’s Common Stock is publicly-traded, or (II) the then-most recent series of Preferred Stock, if LICENSEE’s capital stock is privately owned, in each case to UTMDACC and/or its designee(s) (with such allocation between UTMDACC and its designee(s) being determined by

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

UTMDACC, and disclosed by UTMDACC to LICENSEE). The number of shares of stock for a particular Milestone Payment being calculated as follows: for Common Stock, the applicable Milestone Payment amount in issue divided by Market Price Per Share. “Market Price Per Share” means the price per share of the Licensee’s Common Stock determined in accordance with the following provisions:

(1)

if such security is listed on a national securities exchange registered under the Securities Exchange Act of 1934, a price equal to the average of the closing sales prices for such security on such exchange for each day during the 30 consecutive trading days immediately preceding the date in question; and

(2)

if such security is not so listed on a national securities exchange, and such security is quoted on NASDAQ, OTCQB or other similar quotation system, a price equal to the average of the closing sales prices for such security quoted on such system each day during the 30 trading days on which trades occurred immediately preceding the date in question.

With respect to the issuance of Preferred Stock, the number of shares of Preferred Stock for a particular Milestone Payment shall be calculated by dividing the applicable Milestone Payment amount in issue by the price per share for the then-most recent series of Preferred Stock paid by investors immediately prior to the applicable Milestone Payment being due and owing.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

The shares of Common Stock or Preferred Stock, as applicable, issued in lieu of cash for such a Milestone Payment shall be fully vested upon issuance. Notwithstanding anything to the contrary contained herein, after a Corporate Transaction has occurred, the payments of all future Milestone Events shall be in cash.

(iii)

Commencement of Trial. For purposes of this AGREEMENT, “Commencement” of a PHASE I, 13, or III CLINICAL TRIAL shall be deemed to occur upon the [***] in the respective PHASE I, II, or III CLINICAL TRIAL.

(iv)

Notice and Payment Deadline. LICENSEE shall promptly notify UTMDACC in writing upon achievement of any Milestone Event. For the avoidance of doubt, each Milestone Payment is a one-time payment that is due and payable upon the first DIAGNOSTIC PRODUCT or THERAPEUTIC PRODUCT (as may be applicable) to achieve a respective Milestone Event. Each of the foregoing Milestone Payments shall be made by LICENSEE to UTMDACC (without invoice) within [***] calendar days of achieving the Milestone Event referenced above and shall not reduce the amount of any other payment provided for in this Article V; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(f)	a percentage of SUBLICENSING CONSIDERATION as follows:

(i)

DIAGNOSTIC PRODUCTS. For sublicense agreements granting rights with respect to DIAGNOSTIC PRODUCTS and executed after Closing of the SERIES A FINANCING ROUND, or such other round of financing as agreed upon by the parties, LICENSEE shall pay the following percentage of SUBLICENSING CONSIDERATION:

Sublicense agreement execution date	Percentage of SUBLICENSING CONSIDERATION owed to UTMDACC
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For purposes of illustration of the foregoing, if a sublicense is executed at least [***] years after the Closing of the SERIES A FINANCING ROUND, but less than [***] years after the Closing of the SERIES A FINANCING ROUND, the applicable percentage of SUBLICENSING CONSIDERATION paid by LICENSEE to UTMDACC shall be [***]. As another example, if a sublicense is executed at least [***] years after the Closing of the SERIES A FINANCING ROUND, but less than [***] years after the Closing of the SERIES A FINANCING ROUND, the applicable percentage of SUBLICENSING CONSIDERATION paid by LICENSEE to UTMDACC shall be [***].

(ii)

THERAPEUTIC PRODUCTS. For sublicense agreements granting rights with respect to THERAPEUTIC PRODUCTS and executed after the Closing of LICENSEE’s SERIES A FINANCING ROUND, LICENSEE shall pay the following percentage of SUBLICENSING CONSIDERATION:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Sublicense agreement execution date	Percentage of SUBLICENSING CONSIDERATION owed to UTMDACC
[***]	[***]
[***]	[***]
[***]	[***]

For purposes of illustration of the foregoing, if a sublicense is executed [***] months after the Closing of the SERIES A FINANCING ROUND, the applicable percentage of SUBLICENSING CONSIDERATION paid by LICENSEE to UTMDACC shall be [***]. As another example, if a sublicense is executed [***] months after the Closing of the SERIES A FINANCING ROUND, the applicable percentage of SUBLICENSING CONSIDERATION paid by LICENSEE to UTMDACC shall be [***].

(iii)

APPORTIONMENT. To the extent that patent rights, intellectual property rights or analogous rights other than rights in LICENSED SUBJECT MATTER are licensed, sublicensed or granted by LICENSEE together with any sublicense pursuant to Section 4.3 and Section 4.4 to any THIRD PARTY, that portion of the consideration received by LICENSEE that shall be included as SUBLICENSING CONSIDERATION and subject to sharing with UTDMACC under Section 5.1(f)(i) and Section 5.1(f)(ii), shall be determined through an equitable apportionment of such consideration between the LICENSED SUBJECT MATTER and those other patent rights, intellectual property rights or analogous rights and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

obligations, and such apportionment shall be reasonable and in accordance with customary standards in the industry. LICENSEE shall promptly deliver to UTDMACC a written report setting forth such apportionment. In the event UTDMACC disagrees with the determination made by LICENSEE, UTDMACC shall so notify LICENSEE within [***] days of receipt of LICENSEE’s report and the parties shall meet to discuss and resolve such disagreement in good faith. In the absence of a resolution of the foregoing by the parties, LICENSEE shall not enter into such sublicense; provided that LICENSEE shall be permitted to enter into separate sublicenses of the LICENSED SUBJECT MATTER and such other patent rights, intellectual property rights or analogous rights and obligations with such THIRD PARTY; and

(g)

Early Sale of DIAGNOSTICS BUSINESS. In the event that LICENSEE sells all or substantially all of its DIAGNOSTICS BUSINESS (whether via an asset sale or a stock sale, a merger, consolidation, or pursuant to some other similar transaction) within the first [***] months after the Closing of LICENSEE’s SERIES A FINANCING ROUND, then LICENSEE shall pay or provide UTMDACC, or cause its stockholders to pay or provide to UTMDACC, [***] of the cash and non-cash gross proceeds generated from such sale or other transaction, whether or not such consideration is paid to the LICENSEE or the stockholders of LICENSEE. Anything herein to the contrary notwithstanding, in the event that LICENSEE grants a sublicense for fair market value pursuant to Section 4.3 and Section 4.4 to the acquirer in connection with such sale, all proceeds from such sublicense shall be treated as proceeds generated from such sale and not as part of SUBLICENSING CONSIDERATION; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(h)

Early Sale of THERAPEUTICS BUSINESS. In the event that LICENSEE sells all or substantially all of its THERAPEUTICS BUSINESS (whether via an asset sale or a stock sale, merger, consolidation or pursuant to some other similar transaction) within the first [***] months after the Closing of LICENSEE’s SERIES A FINANCING ROUND, then LICENSEE shall pay or provide UTMDACC [***] of the cash and non-cash gross proceeds generated from such sale or other transaction, whether or not such consideration is paid to the LICENSEE or the stockholders of LICENSEE. Anything herein to the contrary notwithstanding, in the event that LICENSEE grants a sublicense for fair market value pursuant to Section 4.3 and Section 4.4 to the acquirer in connection with such sale, all proceeds from such sublicense shall be treated as proceeds generated from such sale and not as part of SUBLICENSING CONSIDERATION.

(i)

All payments under the foregoing Section 5.1(f), Section 5.1(g). and Section 5.1(h). will be made to UTDMACC and/or its designee(s) (i) only as and when the same are received by the relevant payee (whether such payee is LICENSEE and/or its stockholders), (ii) the amount of each payment due to UTDMACC shall be based on each net payment actually received by the payee(s) (with the net payment actually received by payee determined by only deducting any amounts allocated to an escrow account or paid for indemnification purposes from the gross proceeds to be paid to such payee, and for the avoidance of doubt, debt or other expenses incurred by the payee(s) will not be deducted from the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

gross proceeds paid to such payee), and (iii) for avoidance of doubt, amounts that are based on contingencies (for example, the achievement of milestones by the acquirer or assignee) or that are subject to an escrow obligation shall be calculated and be payable to UTDMACC and/or its designee(s) only as and when such payments are made to the relevant payee.

(j)	WIN-STATE PAYMENTS.

(i)

General. If, within the first [***] years following the closing of the SERIES A FINANCING ROUND (the “WIN-STATE TERM”), the per share FAIR MARKET VALUE (as defined below) of LICENSEE’s Common Stock is equal to or in excess of a PRICE TRIGGER (as defined below), then LICENSEE will make one or more payments to UTMDACC (and/or its designee(s) as instructed by UTMDACC) (each a “WIN-STATE PAYMENT”) as set forth herein.

(ii)

PRICING DATE. Commencing on the EFFECTIVE DATE, and from time-to-time thereafter during the term of this AGREEMENT, and in any case, (A) upon the closing of a sale by LICENSEE of all or substantially all of the assets, or the sale by the stockholders of all or substantially all of their respective capital stock in LICENSEE and (B) no less frequently than promptly following the closing of each sale by LICENSEE of LICENSEE’s equity securities (excluding sales to employees or consultants pursuant to the exercise of options to purchase any such equity securities issued pursuant to an incentive stock option plan), LICENSEE shall determine the per share FAIR MARKET VALUE (defined herein) of its Common Stock (the date of each such determination is a “PRICING DATE”).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(iii)	FAIR MARKET VALUE. For purposes of this Section 5.1(j), “FAIR MARKET VALUE” means the per share value of LICENSEE’s Common Stock, which shall be determined as follows:

(A)

in connection with financing transactions undertaken by LICENSEE (including each sale of LICENSEE’s equity securities in accordance with Section 5.1(j)(ii)(B): (1) if LICENSEE’s Common Stock is not publicly-traded, then the per share FAIR MARKET VALUE of LICENSEE’s Common Stock shall be deemed to be equal to the price per share at which LICENSEE most recently sold shares of its Preferred Stock and (II) if LICENSEE’s Common Stock is publicly-traded, then the per share FAIR MARKET VALUE of LICENSEE’s Common Stock shall be determined in accordance with the following provisions:

(1)

if such security is listed on a national securities exchange registered under the Securities and Exchange Act of 1934, a price equal to the average of the closing sales prices for such security on such exchange for each day during the 30 consecutive trading days immediately preceding the date in question; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(2)

if such security is not so listed, and such security is quoted on NASDAQ, OTCQB or other similar quotation system, a price equal to the average of the closing sales prices for such security quoted on such system each day during the 30 trading days on which trades occurred immediately preceding the date in question, and

(B)

in connection with the sale of all or substantially all of the assets, or the sale of all or substantially all of the outstanding equity securities of LICENSEE, the per share value of LICENSEE’s Common Stock shall be equal to (I) in the case of a sale of all or substantially all of the assets of LICENSEE, the total purchase price for the assets divided by the total number of shares of LICENSEE’s Common Stock outstanding (on a fully diluted basis), or (II) the total gross proceeds paid for such shares of capital stock, in connection with the sale of the equity securities of LICENSEE, in each case divided by the total number of such shares of the equity securities sold in connection with such acquisition.

(iv)

SUSPENSION PERIODS. No PRICING DATES shall occur, and the payment of WIN-STATE PAYMENTS will be suspended, for any period during which LICENSEE is engaged in good faith negotiations either (A) with a potential financing source towards a capital financing of the LICENSEE through a sale of its equity securities or (B) a potential partner in a transaction that would, if consummated, result in the sale of all or substantially all of the assets or capital stock of LICENSEE. In either such case, a Pricing Date shall occur, and LICENSEE shall determine the per share FAIR MARKET VALUE of its Common Stock, promptly following the consummation of the relevant transaction.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(v)

PAYMENTS. If, during the WIN-STATE TERM, the per share FAIR MARKET VALUE of LICENSEE’s Common Stock is, as of any particular PRICING DATE, equal to or in excess of an amount shown in the column below labeled “PRICE TRIGGER” (each such per share price is a “PRICE TRIGGER”), then LICENSEE shall pay UTMDACC and/or its designee(s) on an aggregate basis, (with such allocation between UTMDACC and its designee(s) being determined by UTMDACC, and disclosed by UTMDACC to LICENSEE), the amount indicated opposite such PRICE TRIGGER in the column labeled “WIN-STATE PAYMENT” (each such payment amount is a “WIN-STATE PAYMENT”) within [***] days after such PRICING DATE; provided that: (i) if such FAIR MARKET VALUE was determined in connection with a capital financing of LICENSEE through a sale by LICENSEE of its equity securities (including through an initial public offering or a private offering), then such WIN-STATE PAYMENT shall become due and payable only after the closing of such transaction and (ii) if such FAIR MARKET VALUE was determined in connection with a sale of all or substantially all of LICENSEE’s assets by LICENSEE or the equity securities of LICENSEE by LICENSEE’s stockholders, then such WIN- STATE PAYMENT shall become due and payable only after the closing of such transaction.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

PRICE TRIGGER	WIN-STATE PAYMENT
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt: (i) each WIN-STATE PAYMENT shall become due and payable under this AGREEMENT, if at all, a maximum of one (1) time and (ii) more than one WIN-STATE PAYMENT may become due and payable based on the per share FAIR MARKET VALUE determined on any single PRICING DATE. For example, if the first per share FAIR MARKET VALUE is determined to be [***] per share, then LICENSEE shall pay UTMDACC the WIN-STATE PAYMENT equal to one hundred and fifty million dollars ($150,000,000).

Notwithstanding anything to the contrary contained herein, if LICENSEE shall at any time or from time to time during the WIN-STATE TERM, effect a stock dividend, stock split, combination, or other similar recapitalization or subdivision with respect to LICENSEE Common Stock, the PRICE TRIGGER in effect immediately before that transaction shall be proportionately decreased or increased, as applicable (for example, if LICENSEE implements a “2-for-l stock split”, then the PRICE TRIGGER will be reduced by [***]). For the avoidance of doubt, the amount of the WIN-STATE PAYMENT will remain the same.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Each WIN-STATE PAYMENT shall be payable, in LICENSEE’s sole discretion, in cash, or in such number of shares of LICENSEE’s Common Stock as is equal to the WIN-STATE PAYMENT amount, based on the FAIR MARKET VALUE of such shares as determined in connection with the calculation of the amount of such WIN-STATE PAYMENT.

All amounts paid to UTMDACC and/or its designee(s) pursuant to Sections 5.1(d)(i) (relating to running royalties for DIAGNOSTIC PRODUCTS), 5.1(e)(1) (relating to milestones payable for achieving Milestone Events with DIAGNOSTIC PRODUCTS), 5.1(f)(i) (relating to SUBLICENSING CONSIDERATION received in connection with DIAGNOSTIC PRODUCTS) and 5.1(g) (relating to the early sale of the LICENSEE’s DIAGNOSTICS BUSINESS) shall be fully credited, on a dollar-for-dollar basis, against any WIN-STATE PAYMENTS that subsequently become due and payable hereunder to UTMDACC and its designee(s), on an aggregate basis.

(k)

For clarity, with respect to any consideration received in connection with making, having made, using, selling and/or offering to sell a product that could be considered to be both a DIAGNOSTIC PRODUCT and a THERAPEUTIC PRODUCT (including a sublicense to such rights), the highest applicable rate set forth in this AGREEMENT (e.g., the highest applicable Milestone Payment, royalty rate, percentage of SUBLICENSING CONSIDERATION, etc.) shall apply.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

5.2

Unless otherwise provided, all such payments are payable within [***] calendar days after March 31, June 30, September 30, and December 31 of each year during the term of this AGREEMENT, at which time LICENSEE will also deliver to UTMDACC a true and accurate report, giving such particulars of the business conducted by LICENSEE, its AFFILIATES and its sublicensees, if any exist, during the preceding [***] calendar months under this AGREEMENT as necessary for UTMDACC to account for LICENSEE’s payments hereunder. This report will include pertinent data, including, but not limited to:

(a)	the accounting methodologies used to account for and calculate the items included in the report and any differences in such accounting methodologies used by LICENSEE since the previous report; and

(b)	a list of LICENSED PRODUCTS produced for the [***] preceding calendar months categorized by the technology it relates to under PATENT RIGHTS; and

(c)	the total quantities of LICENSED PRODUCTS produced by the category listed in Section 5.2(b); and

(d)	the total SALES by the category listed in Section 5.2(b); and

(e)	the calculation of NET SALES by the category listed in Section 5.2(b); and

(f)	the royalties so computed and due UTMDACC by the category listed in Section 5.2(b); and

(g)	all consideration received from each sublicensee or assignee and payments due UTMDACC; and

(h)	all other amounts due UTMDACC herein.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Simultaneously with the delivery of each such report, LICENSEE agrees to pay UTMDACC the amount due, if any, for the period of such report. These reports are required even if no payments are due.

5.3

During the term of this AGREEMENT and for [***] year thereafter, LICENSEE agrees to keep complete and accurate records of its, its AFFILIATES’ and its sublicensees’ SALES and NET SALES in sufficient detail to enable the royalties and other payments due hereunder to be determined. LICENSEE agrees to permit UTMDACC or its representatives, at UTMDACC’s expense, to periodically examine LICENSEE’s books, ledgers, and records during regular business hours for the purpose of and to the extent necessary to verify any report required under this AGREEMENT. If any amounts due UTMDACC are determined to have been underpaid in an amount equal to or greater than [***] of the total amount due during the period so examined, then LICENSEE will pay the cost of the examination. LICENSEE shall pay accrued interest on past-due amounts for the relevant period at the lesser of (i) the prime rate as identified in the Wall Street Journal, Eastern Edition, or (ii) the highest rate allowed by applicable law.

5.4

Within [***] calendar days following each anniversary of the EFFECTIVE DATE, LICENSEE will deliver to UTMDACC a written progress report as to LICENSEE’s (and any sublicensee’s) efforts and accomplishments during the preceding year in diligently commercializing LICENSED SUBJECT MATTER in the LICENSED TERRITORY and LICENSEE’s (and sublicensees’) commercialization plans for the upcoming year.

5.5

All amounts payable hereunder by LICENSEE will be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind. Payments shall be by checks made payable to The University of Texas M. D. Anderson Cancer Center, and sent by United States mail to Box 4390, Houston, Texas 77210-4390, or by wire transfer to:

[***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

5.6

No payments due or royalty rates owed under this AGREEMENT will be reduced as the result of co-ownership of LICENSED SUBJECT MATTER by BOARD and another PERSON, including, but not limited to, LICENSEE.

VI. SPONSORED RESEARCH

6.1

If LICENSEE and UTMDACC do not enter into a mutually agreeable form of SPONSORED RESEARCH AGREEMENT within [***] days after the EFFECTIVE DATE, this AGREEMENT shall terminate upon written notice from UTMDACC.

6.2

If, in addition to the sponsored research agreement referenced in Section 6.1 above LICENSEE desires to sponsor research for or related to the LICENSED SUBJECT MATTER, and particularly where LICENSEE receives payments for sponsored research pursuant to a sublicense under this AGREEMENT, LICENSEE (a) will notify UTMDACC in writing of all opportunities to conduct this sponsored research (including clinical trials, if applicable), (b) will solicit research and/or clinical proposals from UTMDACC for this purpose, and (c) will give good faith consideration to funding any such proposals at UTMDACC.

VII. PATENTS AND INVENTIONS

7.1	For the avoidance of doubt, the terms and conditions in this Article VII are subject to the rights of CPRIT under the CPRIT Contract and the rights of BIDMC under the IIA.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

7.2 (a)

Consultation. LICENSEE shall have the right to provide comments to UTMDACC on patent prosecution strategy, claim language and interactions with U.S. or foreign (non-U.S.) patent offices for patent applications and patents for LICENSED SUBJECT MATTER. If after consultation with LICENSEE both parties agree that a new patent application should be filed for LICENSED SUBJECT MATTER, UTMDACC will prepare and file appropriate patent applications. With respect to all such patent applications and patents, UTDMACC shall instruct the patent counsel prosecuting such patent applications and patents to (i) copy LICENSEE on patent prosecution documents that are received from or filed with the United States Patent and Trademark Office (“USPTO”) and foreign equivalent, as applicable; (ii) if practical under the circumstances in light of applicable deadlines, provide LICENSEE with copies of draft submissions to the USPTO and foreign equivalent, as applicable prior to filing; and (iii) implement the comments and requests of LICENSEE or its patent counsel unless such implementation is not consistent with reasonable practices.

(b)

Payment of Patent Expenses. UTMDACC agrees to pay all expenses, up to a total of $1,500,000 (the “UTMDACC LIMIT”), regardless of when incurred and which amount includes without limitation expenses paid by UTMDACC before the EFFECTIVE DATE, associated with prosecution of patents and patent applications for LICENSED SUBJECT MATTER during the period commencing on the EFFECTIVE DATE and ending on the [***] anniversary of the EFFECTIVE DATE. LICENSEE will pay all expenses in excess of the UTMDACC LIMIT and all expenses incurred or invoiced after the [***] anniversary of the EFFECTIVE DATE for the searching, preparing, filing, prosecuting and maintaining patent applications and patents for LICENSED SUBJECT MATTER. If LICENSEE notifies UTMDACC that it does not intend

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

to pay the cost of filing, prosecuting or maintaining a patent application or patent, or if LICENSEE fails to promptly confirm its intent to pay the cost of filing, prosecuting or maintaining a patent application or patent upon inquiry from UTMDACC, or if LICENSEE is in arrears on any expense payments due under Section 5.1(a), then UTMDACC may elect to file, not file, continue prosecution or maintenance, or abandon such patent application or patent at its own expense without further notice to LICENSEE. In the event UTMDACC files or continues prosecution or maintenance of such patent application or patent at UTMDACC’s expense, then LICENSEE’s rights to such patent application or patent under this AGREEMENT shall terminate in their entirety unless otherwise determined by UTMDACC in its sole discretion.

(c)

Common Interest. The parties agree that they share a common legal interest to get valid enforceable patents and that LICENSEE will keep all privileged information received pursuant to this Section confidential.

(d)

Series A Preferred Shares. In exchange for UTMDACC’s agreement to pay patent expenses up to $1,500,000, and, in addition to all other equity interests in LICENSEE received by UTMDACC, LICENSEE shall issue to UTMDACC and/or its designee, in the aggregate (which allocation between UTMDACC and its designee shall be determined by UTDMACC and disclosed by UTDMACC to LICENSEE), 1,500,000 shares of Series A Preferred Stock at the first Closing of LICENSEE’S SERIES A FINANCING ROUND.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(e)

Series B Preferred Shares. Notwithstanding anything to the contrary contained herein, UTMDACC will have the right to participate in the contemplated Series B Financing Round of LICENSEE on the same terms as the other investors in such financing; provided, however, that UTMDACC will be limited to being able to purchase up to [***] of Series B Preferred Stock.

VIII. INFRINGEMENT BY THIRD PARTIES

8.1

LICENSEE, at its expense, has the first right (but not the obligation) to enforce any patent exclusively licensed hereunder against infringement by third parties in the LICENSED FIELD and is entitled to retain recovery from such enforcement. After reimbursement of LICENSEE’s reasonable legal costs and expenses related to such recovery, LICENSEE agrees to pay UTMDACC: [***] of any monetary recovery, whether by judgment or settlement (including damages awarded for lost profits, reasonable royalties, or enhanced or punitive damages). LICENSEE must notify UTMDACC in writing of any potential infringement in the LICENSED FIELD within [***] calendar days of knowledge thereof. If LICENSEE does not file suit against a substantial infringer in the LICENSED FIELD within [***] months of knowledge thereof, then BOARD or UTMDACC may, at its sole discretion, enforce any patent licensed hereunder on behalf of itself and LICENSEE, with UTMDACC retaining, after reimbursement of UTMDACC’s and BOARD’s reasonable legal costs and expenses, seventy-five percent of any recoveries from such enforcement and the remainder being paid over to LICENSEE.

8.2

In any suit or dispute involving an infringer, the parties agree to cooperate fully with each other. At the request and expense of the party bringing suit, the other party will permit access during regular business hours, to all relevant personnel, records, papers, information, samples, specimens, and the like in its possession.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IX. PATENT MARKING

9.1

LICENSEE agrees that all packaging containing individual LICENSED PRODUCT(S), documentation therefor, and, when possible, actual LICENSED PRODUCT(S) sold by LICENSEE, AFFILIATES, and/or sublicensees of LICENSEE will be appropriately marked with the number of any applicable patent(s) licensed hereunder in accordance with each country’s patent laws, including Title 35, United States Code, to the extent such marking is necessary or required to fully preserve PATENT RIGHTS in each such country.

X. INDEMNIFICATION AND INSURANCE

10.1

LICENSEE AGREES TO HOLD HARMLESS AND INDEMNIFY BOARD, SYSTEM, UTMDACC, BIDMC, THEIR REGENTS, OFFICERS, EMPLOYEES, STUDENTS AND AGENTS (COLLECTIVELY, THE “UTMDACC INDEMNITEES”) FROM AND AGAINST ANY CLAIMS, DEMANDS, OR CAUSES OF ACTION WHATSOEVER, COSTS OF SUIT AND REASONABLE ATTORNEY’S FEES (INCLUDING WITHOUT LIMITATION, THOSE CLAIMS, DEMANDS, CAUSES OF ACTION, COSTS OF SUIT, AND REASONABLE ATTORNEYS’ FEES ARISING ON ACCOUNT OF ANY INJURY OR DEATH OF PERSONS OR DAMAGE TO PROPERTY) CAUSED BY, OR ARISING OUT OF, OR RESULTING FROM, THE EXERCISE OR PRACTICE OF THE RIGHTS GRANTED HEREUNDER BY LICENSEE, ITS OFFICERS, ITS AFFILIATES OR THEIR OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES. Both parties agree that upon receipt of a notice of claim or action that may reasonably be covered by the foregoing indemnification obligation, that the party receiving such notice will notify the other party promptly; provided, however, that the failure to promptly notify LICENSEE shall not relieve LICENSEE of its indemnification obligations unless LICENSEE is materially adversely

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

affected by such failure, and in such case the indemnification obligations shall be relieved only to the extent of such material adverse effect. LICENSEE shall not compromise or settle such claim without the advance written consent of BOARD and UTMDACC. No settlement by LICENSEE shall require the UTMDACC INDEMNITEES to contribute to the settlement, admit fault or change their operation or business practices. To the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to the statutory duties of the Texas Attorney General, LICENSEE agrees, at its own expense, to provide attorneys to defend against any actions brought or filed against with respect to the subject of the indemnity contained herein, whether such claims or actions are rightfully brought or filed. Obligations to indemnify and hold harmless under this Article X are subject to: (a) to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to the statutory duties of the Texas Attorney General, the indemnified party giving LICENSEE control of the defense and settlement of the claim and demand; and (b) to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to statutory duties of the Texas Attorney General, the indemnified party providing the assistance reasonably requested by LICENSEE, at LICENSEE’s expense.

10.2

OTHER THAN WITH RESPECT TO LICENSEE’S OBLIGATIONS UNDER THIS ARTICLE X OR LICENSEE’S INFRINGEMENT OF BOARD’S INTELLECTUAL PROPERTY, IN NO EVENT SHALL LICENSEE, BOARD, SYSTEM, UTMDACC, OR BIDMC BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR EXPECTED SAVINGS OR OTHER ECONOMIC LOSSES,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

OR FOR INJURY TO PERSONS OR PROPERTY) ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER LICENSEE, BOARD, SYSTEM, UTMDACC, OR BIDMC KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES.

10.3

LICENSEE’S OBLIGATIONS TO HOLD HARMLESS AND INDEMNIFY THE UTMDACC INDEMNITEES IN SECTION 10.1 AND THE LIMITATION OF LIABILITY IN SECTION 10.2 SHALL INCLUDE, BUT ARE NOT LIMITED TO, ANY CLAIM ALLEGING PRODUCT DEFECT, STRICT STATUTORY LIABILITY, OR THE SOLE OR CONCURRENT NEGLIGENCE OF ANY OF THE UTMDACC INDEMNITEES THAT ARISES OUT OF, RELATES TO, IS CAUSED IN WHOLE OR 3N PART BY, OR RESULTS FROM THIS AGREEMENT OR LICENSED SUBJECT MATTER.

10.4

Beginning at the time when any LICENSED SUBJECT MATTER or LICENSED PRODUCT is being distributed or sold (including for the purpose of obtaining regulatory approvals) by LICENSEE, an AFFILIATE, or by a sublicensee, LICENSEE shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [***] per incident and [***] annual aggregate (excluding for all purposes all self-insurance programs), and LICENSEE shall use reasonable efforts to have the UTDMACC INDEMNITEES named as additional insureds. Such commercial general liability insurance shall provide: (i) product liability coverage; (ii) broad form contractual liability coverage for LICENSEE’s indemnification under this AGREEMENT; and (iii) coverage for litigation costs. The minimum amounts of insurance coverage required herein shall not be construed to create a limit of LICENSEE’s liability with respect to its indemnification under this AGREEMENT.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

10.5

LICENSEE shall provide UTMDACC with written evidence of such insurance within [***] calendar days of its procurement. Additionally, LICENSEE shall provide UTMDACC with written notice of at least [***] calendar days prior to the cancellation, non-renewal or material change in such insurance.

10.6

LICENSEE shall maintain such commercial general liability insurance beyond the expiration or termination of this AGREEMENT during: (i) the period that any LICENSED SUBJECT MATTER or LICENSED PRODUCT developed pursuant to this AGREEMENT is being commercially distributed or sold by LICENSEE, an AFFILIATE or by a sublicensee, distributor, or agent of LICENSEE; and (ii) the [***] year period immediately after such period.

XI. USE OF NAME

11.1

LICENSEE will not use the name of (or the name of any employee of) UTMDACC, SYSTEM, BOARD, or BIDMC in any advertising, promotional or sales literature, on its Web site, or for the purpose of raising capital without advance express written consent. LICENSEE may request such consent with respect to BOARD or UTMDACC by contacting:

The University of Texas

M. D. Anderson Cancer Center

Legal Services, Unit 1674

P.O. Box 301407

Houston, TX 77230-1407

Notwithstanding the above, LICENSEE may use the name of (or name of employee of) UTMDACC, SYSTEM or BOARD in routine business correspondence, or as needed in appropriate regulatory submissions without express written consent.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

XII. CONFIDENTIAL INFORMATION AND PUBLICATION

12.1

UTMDACC and LICENSEE each agree that all information contained in documents marked ‘‘confidential” and forwarded to one by the other (i) are to be received in strict confidence, (ii) are to be used only for the purposes of this AGREEMENT, and (iii) will not be disclosed by the recipient party (except as required by law or court order), its agents or employees without the prior written consent of the disclosing party, except to the extent that the recipient party can establish by competent written proof that such information:

(a)	was in the public domain at the time of disclosure; or

(b)	later became part of the public domain through no act or omission of the recipient party, its employees, agents, successors or assigns; or

(c)	was lawfully disclosed to the recipient party by a third party having the right to disclose it; or

(d)	was already known by the recipient party at the time of disclosure; or

(e)	was independently developed by the recipient party without use of the disclosing party’s confidential information; or

(f)	is required by law or regulation to be disclosed.

For avoidance of doubt, LICENSEE, its AFFILIATES and sublicensees are hereby permitted to use and disclose the LICENSED SUBJECT MATTER in a manner that is commercially reasonable in connection with its exercise of the license granted under Section 4.1 in connection with the development and commercialization of products.

12.2

Each party’s obligation of confidence hereunder will be fulfilled by using at least the same degree of care with the disclosing party’s confidential information as it uses to protect its own confidential information, but always at least a reasonable degree of care.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

This obligation will exist while this AGREEMENT is in force and for a period of [***] years thereafter.

12.3

UTMDACC and BIDMC reserve the right to publish the general scientific findings from research related to LICENSED SUBJECT MATTER, with due regard to the protection of LICENSEE’s confidential information. For purposes of clarification, such reserved right shall not be deemed to create an obligation on the part of LICENSEE to provide scientific findings or other research results to UTMDACC or SYSTEM under this AGREEMENT nor a right of UTDMACC or SYSTEM to publish any such information disclosed under this AGREEMENT by LICENSEE to UTDMACC or SYSTEM. UTMDACC will submit the manuscript of any proposed publication by UTMDACC to LICENSEE at least [***] calendar days before publication, and LICENSEE shall have the right to review and comment upon the publication in order to protect LICENSEE’s confidential information. Upon LICENSEE’s request, publication may be delayed up to [***] additional calendar days to enable LICENSEE to secure adequate intellectual property protection of LICENSEE’s confidential information that would otherwise be affected by the publication. For avoidance of doubt, the foregoing reservation of rights shall not apply to research conducted under the Sponsored Research Agreement. Notwithstanding any provision to the contrary herein, nothing in this AGREEMENT shall be construed as a requirement that UTMDACC or BOARD engage in any action that, in the judgment of BOARD or UTMDACC, may jeopardize (a) the applicability of the fundamental research exclusion of the International Traffic in Arms Regulations and/or Export Administration Regulations as currently drafted or as subsequently updated, supplemented, amended, or revised, to any information, (b) any tax-exempt status of BOARD, SYSTEM, or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

UTMDACC or financial instruments pertaining thereto, or (c) BOARD’s or UTMDACC’s compliance with any applicable law or regulation; provided, however, that if BOARD or UTMDACC has a good faith belief that a restriction on publication under this AGREEMENT may pose an issue under (a), (b), or (c) immediately above, UTMDACC shall notify LICENSEE and the parties shall confer in good faith with respect thereto.

12.4

Notwithstanding the foregoing, UTMDACC may disclose LICENSEE’s confidential information to CPRIT and/or BIDMC under appropriate obligations of confidentiality in order to comply with the IIA and/or CPRIT Contract.

XIII. ASSIGNMENT

13.1

LICENSEE may assign this AGREEMENT without the consent of UTMDACC in connection with the sale by LICENSEE of all or substantially all of its assets (whether via an asset sale or a stock sale or pursuant to some other similar transaction). Except as provided in the foregoing sentence, this AGREEMENT may not be assigned by LICENSEE without the prior written consent of UTMDACC, which will not be unreasonably withheld. For any assignment to be effective, the assignee must assume in writing (a copy of which writing will be provided to UTMDACC) all of LICENSEE’s interests, rights, duties, and obligations under the AGREEMENT and agree to comply with all terms and conditions of the AGREEMENT as if the assignee were the original party (i.e., the LICENSEE) to the AGREEMENT.

XIV. TERM AND TERMINATION

14.1

Subject to Sections 14.2, 14.3 and 14.4 hereinbelow, the term of this AGREEMENT is from the EFFECTIVE DATE until the last to occur of: (a) the expiration of all patents issued under PATENT RIGHTS (if any) and the cancellation, withdrawal, or express

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

abandonment of all patent applications under PATENTS RIGHTS (if any), or (b) the date that is the fifteenth (15th) anniversary of the EFFECTIVE DATE. Upon expiration of this AGREEMENT, the license granted under the TECHNOLOGY RIGHTS in Section 4.1 shall automatically convert to a fully-paid, irrevocable, perpetual license.

14.2

Any time after [***] years from the EFFECTIVE DATE, BOARD or UTMDACC have the right to terminate this license in any national political jurisdiction within the LICENSED TERRITORY if LICENSEE, within [***] calendar days after receiving written notice from UTMDACC of the intended termination, fails to provide written evidence satisfactory to UTMDACC that LICENSEE or its sublicensee(s) is using commercially reasonable efforts to commercialize a licensed invention in such jurisdiction(s).

14.3	Subject to any rights herein which survive termination, this AGREEMENT will earlier terminate in its entirety:

(a)

automatically, if LICENSEE becomes bankrupt or insolvent and/or if the business of LICENSEE shall be placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of LICENSEE or otherwise; or

(b)

upon [***] calendar days written notice from UTMDACC, if LICENSEE breaches or defaults on the payment or report obligations of Article V (excluding the license fee specified in Section 5.1(b), for which no cure period applies), or use of name obligations of Article XI, unless, before the end of such thirty (30) calendar day notice period, LICENSEE has cured the default or breach to UTMDACC’s reasonable satisfaction, and so notifies UTMDACC, stating the manner of the cure; or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(c)	immediately, upon written notice from UTMDACC, if LICENSEE fails to timely pay the license fee specified in Section 5.1(b); or

(d)	immediately upon UTMDACC’s written notice pursuant to Section 6.1; or

(e)

upon [***] calendar days written notice from UTMDACC if LICENSEE breaches or defaults on any other obligation under this AGREEMENT (other than a breach caused by a failure of LICENSEE to use commercially reasonable efforts to commercialize a licensed invention, which shall be governed by Section 14.2), unless, before the end of such ninety (90) calendar-day notice period, LICENSEE has cured the default or breach to UTMDACC’s reasonable satisfaction and so notifies UTMDACC, stating the manner of the cure; or

(f)	at any time by LICENSEE upon one hundred eighty (180) calendar days written notice to UTMDACC and subject to any terms herein which survive termination; or

(g)	if Section 16.10 is invoked; or

(h)	if LICENSEE has defaulted or been late on its payment obligations pursuant to the terms of this AGREEMENT on any [***] occasions in a [***] month period.

14.4	Upon termination of this AGREEMENT:

(a)	nothing herein will be construed to release either party of any obligation maturing prior to the effective date of the termination; and

(b)	LICENSEE covenants and agrees to be bound by the provisions of Articles X (Indemnification and Insurance), XI (Use of Name) and XII (Confidential Information and Publication) of this AGREEMENT.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

XV. WARRANTY: SUPERIOR-RIGHTS

15.1

Except for the rights of BIDMC and CPRIT and the rights, if any, of the Government of the United States of America (“Government”) as set forth below, BOARD represents and warrants its belief that (a) it is the owner or co-owner of the right, title, and interest in and to LICENSED SUBJECT MATTER, (b) it has the right to grant licenses thereunder, and (c) it has not knowingly granted licenses thereunder to any other entity that would restrict rights granted hereunder except as stated herein,

15.2

LICENSEE understands that the LICENSED SUBJECT MATTER may have been developed under a funding agreement with the Government and, if so, that the Government may have certain rights relative thereto. This AGREEMENT is explicitly made subject to the Government’s rights under any such agreement and any applicable law or regulation. To the extent that there is a conflict between any such agreement, applicable law or regulation and this AGREEMENT, the terms of such Government agreement, applicable law or regulation shall prevail. LICENSEE agrees that LICENSED PRODUCTS used or SOLD in the United States will be manufactured substantially in the United States as and to the extent required by law (including without limitation the Bayh-Dole Act), unless a written waiver is obtained in advance from the GOVERNMENT. LICENSEE will promptly advise UTMDACC if such a written waiver is requested and/or obtained.

15.3

LICENSEE UNDERSTANDS AND AGREES THAT BOARD AND UTMDACC, BY THIS AGREEMENT, MAKE NO REPRESENTATION AS TO THE OPERABILITY OR FITNESS FO ANY USE, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, AND/OR BREADTH OF THE LICENSED SUBJECT MATTER.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

BOARD AND UTMDACC, BY THIS AGREEMENT, ALSO MAKE NO REPRESENTATION AS TO WHETHER ANY PATENT COVERED BY PATENT RIGHTS IS VALID OR AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH WILL BE HELD, BY OTHERS OR BY BOARD OR UTMDACC IN THE LICENSED FIELD, NOR DO BOARD AND UTMDACC MAKE ANY REPRESENTATION THAT THE INVENTIONS CONTAINED IN PATENT RIGHTS DO NOT INFRINGE ANY OTHER PATENTS NOW HELD OR THAT WILL BE HELD BY OTHERS OR BY BOARD.

15.4

LICENSEE, by execution hereof, acknowledges, covenants and agrees that LICENSEE has not been induced in any way by BOARD, SYSTEM, UTMDACC or employees thereof to enter into this AGREEMENT, and further warrants and represents that (a) LICENSEE is entering into this AGREEMENT voluntarily; (b) LICENSEE has conducted sufficient due diligence with respect to all items and issues pertaining to this AGREEMENT; and (c) LICENSEE has adequate knowledge and expertise, or has used knowledgeable and expert consultants, to adequately conduct such due diligence, and agrees to accept all risks inherent herein.

15.5	UTMDACC represents and warrants that:

(a)	UTMDACC has, before the EFFECTIVE DATE, provided LICENSEE a true and correct copy of the IIA;

(b)	The IIA provides that termination of the IIA shall not affect the rights of LICENSEE under this AGREEMENT;

(c)

Neither BOARD nor UTMDACC shall terminate or amend the IIA in a manner that would impair LICENSEE’s rights hereunder (including by impairing LICENSEE’s license to the PATENT RIGHTS or the TECHNOLOGY RIGHTS as described in this AGREEMENT);

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(d)	UTMDACC has, before the EFFECTIVE DATE, provided LICENSEE a true and correct copy of the CPRIT Contract;

(e)	As of the EFFECTIVE DATE, UTMDACC has not committed an act or omission that CPRIT considers a default of the CPRIT Contract;

(f)

CPRIT has agreed that, in the event of an uncured default by UTMDACC under the CPRIT Contract, CPRIT shall not take any action that would impair LICENSEE’s rights under this AGREEMENT provided that LICENSEE is diligently working toward commercialization of LICENSED SUBJECT MATTER and is taking commercially reasonable efforts to obtain patent protection with respect thereto;

(g)

Neither BOARD nor UTMDACC shall terminate or amend the CPRIT Contract in a manner that would impair LICENSEE’s rights hereunder (including by impairing LICENSEE’s license to the PATENT RIGHTS or the TECHNOLOGY RIGHTS as described in this AGREEMENT); and

15.6

UTMDACC represents and warrants that the following representations and warranties set forth in the PURCHASE AGREEMENT are incorporated herein for all purposes and shall be deemed to be provided by UTMDACC, as the “Purchaser”, in favor of LICENSEE, subject in all cases to Section 16.5: Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.6, Section 3.7, Section 3.8, Section 3.9, Section 3.10 and Section 3.11. A breach by UTMDACC of any of the representations and warranties set forth in this Section 15.6 shall be deemed a breach of this Agreement, and LICENSEE shall have all rights and recourse under the provisions of this Agreement and/or the PURCHASE AGREEMENT against UTMDACC in connection with such breach.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

15.7

LICENSEE further represents and warrants that all of the representations and warranties set forth in Section 2 of the PURCHASE AGREEMENT are incorporated herein for all purposes and shall be deemed to be provided by LICENSEE, as the “Company” in favor of UTMDACC in this Section 15.7. A breach of any of the representations and warranties set forth in this Section 15.7 shall be deemed a breach of this Agreement and the PURCHASE AGREEMENT, and UTMDACC shall have all rights and recourse under the provisions of this Agreement and/or the PURCHASE AGREEMENT against the LICENSEE in connection with such breach.

XVI. GENERAL

16.1

This AGREEMENT constitutes the entire and only agreement between the parties for the subject matter hereof and all other prior negotiations, representations, agreements and understandings related thereto are superseded hereby. No agreements altering or supplementing the terms hereof will be made except by a written document signed by both parties.

16.2	Any notice required by this AGREEMENT must be given by prepaid, first class, mail, and addressed in the case of UTMDACC to:

The University of Texas M, D. Anderson Cancer

Center Office of Technology Commercialization, Unit 1669

PO Box 301407

Houston, Texas 77230-1407

[***]

or in the case of LICENSEE to:

[***]

Managing Director

ARCH Venture Partners

999 Third Avenue, Suite 3400

Seattle, WA 98104

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

or other addresses as may be given from time to time under the terms of this notice provision. Communications regarding patent prosecution may be transmitted by electronic mail. For such communications to UTMDACC sent via electronic mail, the electronic mail shall be addressed or copied to [***].

16.3

LICENSEE must comply with all applicable federal, state and local laws and regulations in connection with its activities pursuant to this AGREEMENT. LICENSEE acknowledges that the LICENSED SUBJECT MATTER is subject to U. S. export control jurisdiction. LICENSEE agrees to comply with all applicable international and national laws that apply to the LICENSED SUBJECT MATTER, including U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions applied by the United States.

16.4	This AGREEMENT will be construed and enforced in accordance with the laws of the United States of America and of the State of Texas, without regard to its conflict of law provisions.

16.5

UTMDACC is an agency of the State of Texas and under the constitution and the laws of the State of Texas possesses certain rights and privileges, is subject to certain limitations and restrictions, and only has such authority as is granted to it under the constitution and laws of the State of Texas. Notwithstanding any provision hereof, nothing in this AGREEMENT is intended to be, nor will it be construed to be, a waiver of the sovereign immunity of the State of Texas, BOARD, SYSTEM or UTMDACC or a prospective waiver or restriction of any of the rights, remedies, claims, and privileges of the State of Texas, BOARD, SYSTEM or UTMDACC. Moreover, notwithstanding the generality or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

specificity of any provision hereof, the provisions of this AGREEMENT as they pertain to BOARD or UTMDACC are enforceable only to the extent authorized by the constitution and laws of the State of Texas. Accordingly, to the extent any provision hereof conflicts with the constitution or laws of the State of Texas or exceeds the right, power or authority of BOARD or UTMDACC to agree to such provision, then that provision will not be enforceable against BOARD or UTMDACC or the State of Texas. Further, the terms of this AGREEMENT shall be subject to and shall be construed to be consistent with any third party rights (e.g., CPRIT, BIDMC), applicable UT System and MDA Rules and Policies, and other applicable laws, statutes, policies, rules and regulations with respect thereto or the subject matter hereof.

16.6

Notwithstanding the foregoing, to the extent that Chapter 2260, Texas Government Code, as it may be amended from time to time (“Chapter 2260”), is applicable to this AGREEMENT, LICENSEE acknowledges and agrees that the dispute resolution process provided for in Chapter 2260 shall be LICENSEE’s sole and exclusive process for seeking a remedy for any and all alleged breaches of the AGREEMENT by BOARD and/or UTMDACC or the State of Texas.

16.7	Failure of BOARD or UTMDACC to enforce a right under this AGREEMENT will not act as a waiver of right or the ability to later assert that right relative to the particular situation involved.

16.8	Headings included herein are for convenience only and will not be used to construe this AGREEMENT.

16.9	If any part of this AGREEMENT is for any reason found to be unenforceable, all other parts nevertheless will remain enforceable.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

16.10

In the event that LICENSEE brings an action before any court, agency or tribunal seeking to invalidate or otherwise challenge the enforceability of or BOARD’S ownership of any patent included in the PATENT RIGHTS, then UTMDACC may immediately terminate this AGREEMENT upon written notice to LICENSEE. To the extent that LICENSEE unsuccessfully challenges the validity or enforceability of any patent included in the PATENT RIGHTS, LICENSEE agrees to reimburse UTMDACC and BOARD for all costs and fees (including attorney’s fees) paid by UTMDACC and BOARD in defending against such challenge. LICENSEE understands and agrees that, in the event LICENSEE successfully challenges the validity or enforceability of any patent included in the PATENT RIGHTS, all payments or other consideration made or otherwise provided by LICENSEE to UTMDACC prior to a final, non-appealable adjudication of invalidity and/or unenforceability shall be non-refundable. The obligations of this Section shall survive the expiration or termination of this AGREEMENT.

16.11

This AGREEMENT may be executed in one (1) or more counterparts, by original, facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this AGREEMENT transmitted by facsimile, by email in “portable document format” (“.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this AGREEMENT shall have the same effect as physical delivery of the paper document bearing original signature. Facsimiles and scanned images of original signatures shall be considered as valid and binding as original signatures, and as such, a facsimile or scanned image of an original signature delivered by the executing party to the other party shall create a valid and binding obligation of the party executing (or on whose behalf such

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

signature is executed) with the same force and effect as if such facsimile or scanned signature was an original signature. In the event signatures are exchanged by facsimile and/or in “.pdf format, each party shall thereafter promptly provide an original signature page to the other party.

[Signatures Appear on Following Page]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AGREEMENT.

THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, on behalf of

THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By:	/s/ Ronald A. DePinho, M.D.
Name:	Ronald A. DePinho, M.D.
Title:	President

Approved as to Consent

By:	/s/ Ferran Prat, J.D., Ph.D.
Name:	Ferran Prat, J.D., Ph.D.
Title:	Vice President, Strategic Industry
Ventures M. D. Anderson Cancer Center

Addresses for notices:

The University of Texas M. D.
Anderson Cancer Center
Office of Technology Commercialization
Unit 1669
PO Box 301407
Houston, Texas 77230-1407
[***]

With a mandatory copy, which shall not constitute notice, to:

Bracewell & Giuliani LLP
1445 Ross Avenue Suite 3800
Dallas, TX 75202-2724
[***]

SIGNATURE PAGE TO PATENT AND TECHNOLOGY LICENSE AGREEMENT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AGREEMENT.

LICENSEE:
CODIAK BIOSCIENCES, INC.

By:	/s/ Doug Williams
Name:	Doug Williams
Title:	President

Addresses for notices:

c/o ARCH Venture Partners
999 Third Avenue, Suite 3400
Seattle, WA 98104

With a mandatory copy, which shall not constitute notice to:

Goodwin Procter LLP
620 Eighth Avenue
New York, NY 10018
[***]

SIGNATURE PAGE TO PATENT AND TECHNOLOGY LICENSE AGREEMENT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

EXHIBIT I

UTMDACC Invention Disclosure Report (IDR) No.	Inventors	IDR Title/Patent Title	U.S. and foreign patent application/ patent numbers
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

EXHIBIT II

CPRIT CONTRACT

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

FIRST AMENDMENT TO

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This First Amendment to Patent and Technology License Agreement (“AMENDMENT”) is made on this 26th day of April, 2018 by and between THE BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of SYSTEM, and Codiak BioSciences, Inc., a Delaware corporation having a principal place of business located at 500 Technology Square, 9th Floor, Cambridge, MA 02139, and formerly known as Kodiak Biotechnologies, Inc. (“LICENSEE”).

RECITALS

A.

Licensee and the Board have entered into that certain Patent and Technology License Agreement, effective as of the 10th day of November, 2015 (the “Agreement;” capitalized terms used but not defined herein shall have the meaning provided in the Agreement).

B.	Licensee and Board now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1. AMENDMENT OF AGREEMENT

2.1.	Section 3.8 of the Agreement is hereby amended so that the phrase “[***]” as it appears in clause “(c)” of Section 3.8 is hereby deleted and replaced with the phrase “[***].”

2.2.

Section 4.6 of the Agreement is hereby amended so that the phrase “(i) the third anniversary of the EFFECTIVE DATE, or” as it appears in the last paragraph of Section 4.6 is hereby deleted and replaced with the phrase “February 1, 2021, or.”

2.3	Section 7.2 of the Agreement is hereby amended so that the phrase “the third anniversary of the EFFECTIVE DATE.” is hereby deleted and replaced with the phrase “February 1, 2021.”

2. CONFIRMATION OF TERMS

2.1	Except as otherwise set forth herein, the Agreement shall continue in full force and effect, in accordance with it terms.

[Signatures Appear on Following Page]

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER		CODIAK BIOSCIENCES, INC.

By:	/s/ Eric Melson	By:	/s/ Douglas Williams
Printed Name: Eric Melson Title: Senior Vice President		Printed Name: Douglas Williams Title: Chief Executive Officer

Approved as to Content:

By:	/s/ Ferran Prat, J.D., Ph.D.
Ferran Prat, J.D., Ph.D. Vice President, Strategic Industry Ventures M. D. Anderson Cancer Center

3